Q2 FY16 Conference Call February 4, 2016

© 2016 Lumentum Operations LLC Forward Looking Statement and Financial Presentation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, anticipated sales trends for our products as well as our strategies and performance as a standalone company. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products. Additionally, risks related to the recent separation include the ability to recognize anticipated cost savings, Lumentum’s ability to function successfully as a stand-alone entity and potential business disruption caused by the separation. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the first fiscal quarter ended September 26, 2015. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward- looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our second quarter fiscal 2016 earnings press release which is available on our web site, www.lumentum.com, under the investors section. 2

© 2016 Lumentum Operations LLC Q2 FY16 Results (GAAP) $ millions except for EPS, % of revenue Part of Viavi – carveout financials Viavi 5 weeks / Lumentum 8 weeks Lumentum 13 weeks Q2 FY15 Q1 FY16* Q2 FY16 Revenue $210.5 $212.6 $218.3 Gross Margin 66.9 31.8% 66.9 31.5% 68.1 31.2% Operating Expenses 70.1 33.3% 69.4 32.6% 61.9 28.4% Operating income (3.2) (1.5)% (2.5) (1.2)% 6.2 2.8% EPS (diluted) $(0.07) $0.00 $0.05 Shares-M (diluted) 58.8 58.8 59.2 3 * Q1 results based on Lumentum’s form 10-Q filed on November 17, 2015

© 2016 Lumentum Operations LLC Q2 FY16 Results (Non-GAAP) $ millions except for EPS, % of revenue Part of Viavi – carveout financials Viavi 5 weeks / Lumentum 8 weeks Lumentum 13 weeks Q2 FY15 Q1 FY16* Q2 FY16 Revenue $210.5 $212.6 $218.3 Gross Margin 70.5 33.5% 69.8 32.8% 71.3 32.7% Operating Expenses 56.7 26.9% 54.6 25.7% 51.7 23.7% Operating income 13.8 6.6% 15.2 7.1% 19.6 9.0% EPS (diluted) $0.24 $0.25 $0.31 Shares-M (diluted) 58.8 59.7 60.7 4  Q2FY16 Effective Tax Rate of 0%, other income and expense of (0.5M) from FX loss.  Q1FY16 Operating margin of 7.1% includes ~$2M of Viavi allocated SG&A costs in excess of Lumentum’s standalone run-rate. Standalone operating margin would have been 8.1% and EPS would have been $0.28 based on Lumentum’s standalone expense structure. * Q1 results based on Lumentum’s form 10-Q filed on November 17, 2015

© 2016 Lumentum Operations LLC Q2 FY16 Highlights (Non-GAAP)  Revenue of $218.3M up approximately 3% sequentially  Telecom revenue up 4% sequentially (up 8% excluding lower Submarine revenue) – Record 100G modulator and tunable laser sales – ROADMs up 103% year over year and 44% sequentially – TrueFlex ROADMs up 64% sequentially – Submarine down $6M due to customer project delays – Capacity constraints and supply chain shortages across many product lines  Datacom revenue down 2% as customers slow 40G consumption, anticipating 100G – Strong 100G transceiver demand expected to return datacom to growth in Q3 – 100G datacom revenue grew 22% sequentially  Commercial lasers down 9% with lower fiber laser shipments  Operating margin of 9.0% up 190 bps (prior guidance: 7.5% to 9.5%)  EPS of $0.31(prior guidance: $0.26-$0.30) includes – Other expense of $0.5M related to FX loss – Zero tax  Solid balance sheet – Cash of $161.9M up $19.8M sequentially – Debt-free 5

© 2016 Lumentum Operations LLC Q2 FY16 Segment Results (Non-GAAP) $ millions, % of revenue Part of Viavi – carveout financials Viavi 5 weeks / Lumentum 8 weeks Lumentum 13 weeks Q2 FY15 Q1 FY16 Q2 FY16 Revenue $210.5 $212.6 $218.3 Optical Communications 171.1 177.1 185.8 Telecom 125.8 132.9 137.9 Datacom 35.4 35.7 35.0 Industrial & Consumer 9.9 8.6 12.9 Commercial Lasers 39.4 35.5 32.5 Gross Margin 33.5% 32.8% 32.7% Optical Communications 29.5% 31.4% 30.7% Commercial Lasers 51.0% 40.2% 43.7% 6

© 2016 Lumentum Operations LLC Q3 FY16 Guidance (Non-GAAP) 7 $ millions except for EPS, % of revenue Q2 FY16 Actual Q3 FY16 Estimate* Revenue $218.3M $222M - $232M Operating Margin 9.0% 8.0 – 9.5% EPS (diluted) $0.31 $0.28 – $0.34 * The Q3 FY16 estimate is based upon 14 fiscal weeks as FY16 will include one additional week Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date.

© 2016 Lumentum Operations LLC Investor Relations Calendar 8 Event Dates Goldman Sachs Technology and Internet Conference Feb 11, 2016 Lumentum Photonics West Analyst Event Feb 16, 2016 Lumentum OFC Analyst Event Mar 22, 2016